UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 30, 2009

POWERSHARES DB COMMODITY INDEX TRACKING FUND

(Registrant)

DB COMMODITY INDEX TRACKING MASTER FUND

(Rule 140 Co-Registrant)

(Exact name of each Registrant as specified in its Charter)

PowerShares DB Commodity Index Tracking Fund – Delaware DB Commodity Index Tracking Master Fund – Delaware	32-6042243 30-0317551
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer ID Number(s))

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

001-32726

001-32727

(Commission File Number(s))

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Effective as of the close of business March 30, 2009, Kevin Rich resigned as a member of the Board of Managers of DB Commodity Services LLC, the managing owner (the “Managing Owner”) of PowerShares DB Commodity Index Tracking Fund and DB Commodity Index Tracking Master Fund and also resigned his offices as Managing Director and Chief Executive Officer of the Managing Owner.

Effective as of March 31, 2009, (i) Hans Ephraimson, a member of the Board of Managers of the Managing Owner, has been appointed Chief Executive Officer of the Managing Owner to fill the vacancy created by the resignation of Kevin Rich from said office, and (ii) Alex Depetris has been appointed to the Board of Managers of the Managing Owner to fill the vacancy on the Board of Managers created by the resignation of Kevin Rich from the Board of Managers.

An updated biography of Mr. Ephraimson and the biography of Mr. Depetris are set forth below:

Hans Ephraimson, age 44, joined Deutsche Bank AG in June 1986 and is a Managing Director in the North American Structured Sales and Global Markets Investment Products Group. Mr. Ephraimson has also been a Desk Head for foreign exchange in Deutsche Bank AG’s Institutional Clients Group for North America since January 1999. Mr. Ephraimson serves as a member of the Board of Managers and Chief Executive Officer of the Managing Owner. Mr. Ephraimson has been a principal of the Managing Owner since July 9, 2008 and will serve as an associated person of the Managing Owner, subject to final approval by the NFA. Mr. Ephraimson received his Bachelors of Science from Syracuse University in 1986 and an MBA from Columbia University in 1995.

Alex Depetris, age 29, joined Deutsche Bank AG in June 2008 and serves as a Vice President in the Global Markets Investment Products Group with responsibility for providing currency and commodity-based investor solutions to the DB sales force in the Americas. Mr. Depetris will serve as an associated person and a principal of the Managing Owner and will become a member of the NFA, subject to final approval by the NFA. Mr. Depetris will serve as an associated person of Deutsche Bank Securities Inc., subject to final approval by the NFA. From December 2006 to May 2008, Mr. Depetris was an associate with the law firm of Arnold & Porter LLP in New York, and prior to that he was an associate with the law firm Sullivan & Worcester LLP in Boston, Massachusetts from September 2005 through November 2006. Mr. Depetris received his J.D. from Boston University School of Law in 2005 and his Bachelors of Science in Finance from University of Maryland, College Park in 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB Commodity Index Tracking Fund

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment Officer and Vice President

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

DB Commodity Index Tracking Master Fund

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer, Chief Investment Officer and Vice President

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

Date: March 31, 2009